UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                ------------------------------------------------
                                  March 1, 2005

                         Commission File Number 0-29195

                           ONSCREEN TECHNOLOGIES, INC.
                 ----------------------------------------------
                 (Name of Small Business Issuer in Its Charter)

        Colorado                         (7310)                  84-1463284
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(State or jurisdiction of      (Primary Standard Industrial  (I.R.S. Employer
incorporation or organization)  Classification Code Number)  Identification No.)

                         200 9th Avenue North, Suite 210
                          Safety Harbor, Florida 34695
                                 (727) 797-6664
              ----------------------------------------------------
              (Address and Telephone Number of Principal Executive
                    Offices and Principal Place of Business)

                            John D. Thatch, President
                           OnScreen Technologies, Inc.
                         200 9th Avenue North, Suite 210
                          Safety Harbor, Florida 34695
            ---------------------------------------------------------
            (Name, Address and Telephone Number of Agent for Service)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                                 Yes |X| No |_|

Item 7.01 Regulation FD Disclosure

March 1, 2005 Charles Baker was appointed to the Company Board of Directors to serve until the next shareholders' meeting or until his successor shall have qualified and is duly elected.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 1st day of March 2005.

                                       OnScreen Technologies, Inc.
                                             (Registrant)

                                        by: /s/ John Thatch
                                           -------------------------------------
                                           John Thatch as President/CEO/Director